EXHIBIT 10.23(a)


                                 LOAN AGREEMENT

     THIS AGREEMENT, dated this 13th day of June, 2003 between AspenBio, Inc., a Colorado corporation "Borrower" whose address is 1585 S. Perry Street, Castle Rock, CO 80104, and Front Range Regional Economic Development Corporation, a Colorado non-profit corporation, the "Lender," having its principal office at 730 17th Street, Suite lA, Denver, Colorado 80202.

     WHEREAS, the Borrower has applied to the Lender for a loan for the purpose of acquiring physical plant and/or capital equipment (the "Acquisition Assets"), and

     WHEREAS, the Lender is willing to sell a Debenture (the "Debenture"), the proceeds of which Debenture will be used to make such a loan to the Borrower on the items and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                    THE LOAN
                                    --------

     1.01 The Loan. Note and Rate. Subject to the terms and conditions of this Agreement and the SBA Authorization and Debenture Guaranty Agreement No. CDC 461,892-40-00-DEN (the "Debenture Guaranty Agreement"), the Lender hereby agrees to loan to the Borrower, and the Borrower hereby agrees to borrow from the Lender and repay the Lender, or its assigns, the amount of $1 ,300,000.00 (the "Loan"). The obligation of the Borrower to repay the Loan shall be evidenced by a promissory note (the "Note") of the Borrower in the form of Exhibit A attached hereto dated as of the date on which the Loan is made (the "Closing Date") payable to the order of the Lender as determined at the time when the Debenture of the Lender in the amount of $1,300,000.00 is sold pursuant to the Debenture Guaranty Agreement.

     1.02 The Term and Repayment. The term of the Loan shall be 20 years, and the Note shall be repayable in 240 equal consecutive monthly installments. The first monthly installment shall be due and payable on August 1, 2003. All payments shall be applied first to (a) the servicing fee set forth in the Servicing Agent Agreement, (b) then to interest on the principal sum, (c) then to reduction of the principal sum, and (d) then to the late fee set forth in the Note. All payments shall be made promptly to the Lender at its address specified at the beginning of this Agreement, or at such other address as it may designate in writing.

     1.03 Purpose of Loan. The purpose of the Loan is to enable the Borrower to own and operate the Acquisition Assets, and thus aid the economic development of the area in which the Acquisition Assets are located. The Borrower agrees that it will apply the funds received by it under this Agreement in accordance with the use of Loan proceeds specified in the Debenture Guaranty Agreement, and the Borrower further agrees that no application of any funds received from the


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Lender hereunder shall be made in violation of the Small Business Investment Act of 1958, as amended, or the regulations promulgated thereunder.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

The Borrower represents and covenants the following:

     2.01 Capacity of Borrower. The Borrower, AspenBio,Inc., a Colorado corporation, is duly organized, validly existing and in good standing under the laws of the State of Colorado and has the power to enter into this Agreement and to borrow hereunder. The ????? and performance of the Borrower of this Agreement, and the execution and delivery of the Note, and any Security Agreements and Instruments will not violate any law, rule, regulation, order, writ, judgement, decree, determination or award presently in effect having applicability to the Borrower or result in a breach of or constitute a default under any indenture or bank loan or credit agreement or any other arrangement or instrument to which the Borrower is a party or by which the Borrower or its property may be bound or affected.

     2.02 Legally Binding Instruments. When this Agreement is executed by the Borrower and the Lender, and when the Note is executed and delivered by the Borrower for value, each such instrument shall constitute the legal, valid and binding obligation of the Borrower in accordance with its terms. Any Security Agreements and Instruments, Financing Statements, Mortgages and other liens on chattel or real estate shall constitute legal, valid and binding liens free and clear of all prior liens and encumbrances except as provided for.

     2.03 No Legal Suits. There are no legal actions, suits, or proceedings pending or, to the knowledge of the Borrower, threatened against the Borrower before any court or administrative agency, which, if determined adversely to the Borrower, would have a material adverse effect on the financial condition or business of the Borrower.

     2.04 No Legal Authorization Needed. No authorization, consent or approval, or any formal exemption of any Governmental body, regulatory authorities (Federal, State or Local) or mortgagee, creditor or third party is or was necessary to the valid execution and delivery by the Borrower of this Agreement, the Note, or any Security Agreement, Financing Statement, Mortgage, or Deed of Trust, except as provided for under Sections 3.09 and 3.10 herein.

     2.05 Not in Default. The Borrower is not in default of any obligation, covenant, or condition contained in any bond, debenture, note, or other evidence of indebtedness or any mortgage or collateral instrument securing the same.

         2.06 Taxes are Paid. The Borrower has filed all tax returns which are required and has paid or made provision for the payment of all taxes which have or may become due pursuant to said

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returns or  pursuant  to any  assessments  levied  against  the  Borrower or the
Borrower's personal or real property by any taxing agency, federal, state or local. No tax liability has been asserted by the Internal Revenue Service or other taxing agency, federal, state or local for taxes materially in excess of those already provided for and the Borrower knows of no basis for any such deficiency assessment.

     2.07 No Adverse Change. The Borrower certifies that there has been no adverse change since the date of loan application in the financial condition, organization, operation, business prospects, fixed properties, or personnel of. the Borrower.

                                   ARTICLE III

                              CONDITIONS OF LENDING
                              ---------------------


     The obligation of the Lender to make the Loan shall be subject to the fulfillment at the time of closing of each of the following conditions:

     3.01 Execution of Authorization. The Borrower shall have executed and delivered to the Lender the Debenture Guaranty Agreement.

     3.02 Execution and Delivery of Note and Loan Agreement. The Borrower shall have executed and delivered to the Lender this Loan Agreement and-me Note in a form satisfactory to the Lender and its Counsel.

     3.03 Execution and Delivery of Security Agreement and Deed of Trust. The Borrower shall have executed and delivered to the Lender a Deed of Trust on the real estate described in Exhibit B attached hereto. The Borrower shall also have executed and delivered to the Lender (if required under the Debenture Guaranty Agreement) a Security Agreement and Financing Statements in forms satisfactory to the Lender, giving the Lender security in all of the chattel and personal property acquired with the Loan proceeds (as listed in Exhibit C if attached). Said Security Agreement, Financing Statements and Deed of Trust shall be free and clear of all prior liens and encumbrances except as provided for in accordance with the Debenture Guaranty Agreement. Said Security Agreement, Financing Statements and Deed of Trust are to secure payment of the principal of the Note, the interest thereon, and any other sums payable by the Borrower hereunder.

     3.04 Execution and Certification of Resolution of Board of Directors. If the Borrower is a corporation, the Borrower shall have executed and delivered to the Lender, a duly certified copy of a Resolution of the Board of Directors authorizing the execution and delivery by the Borrower of this Agreement, the Note and the Deed of Trust.

     3.05 Corporate Papers. If the Borrower is a corporation, the Borrower shall have delivered to the Lender copies of the Borrower's Certificate of Incorporation, Articles of Incorporation, By-Laws, and Certificate of Good Standing.

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     3.06.  Execution of CSA  Agreement.  The Borrower  shall have  executed and delivered to the Lender, the Central Servicing Agent Agreement (SBA Form 1506) in a form satisfactory to the Lender's Counsel.

     3.07 Personal Guarantees. The Lender shall have received duly executed personal guaranty agreement (SBA Form 148) as required by the Debenture Guaranty Agreement and in form satisfactory to the Lender's Counsel.

     3.08 Title Insurance. The Borrower shall have secured mortgage title insurance in the form and issued by companies satisfactory to the Lender, in the amount of the Loan, insuring the Lender and the lien of the Mortgage or Deed of Trust subject only to exceptions approved in the Debenture Guaranty Agreement. The title policy shall show no delinquent taxes or assessments affecting the real property or any part thereof on the date of closing except as approved by the Lender.

     3.09 Governmental Approval. The Borrower shall have secured all necessary approvals or consents, if required, of Governmental bodies having jurisdiction with respect to any construction contemplated in accordance with the use of proceeds of the Debenture Guaranty Agreement.

     3.10 Approval of Others. The Borrower shall have secured all necessary approvals or consents required with respect to this transaction by any mortgagee, creditor or other party having any financial interest in the Borrower.

     3.11 Opinion of Counsel. The Lender shall have received the Opinion of Counsel to the Borrower that the Representations and Warranties are true and accurate on and as of the closing date and the conditions of the Loan have been duly satisfied as of the Closing Date.

                                   ARTICLE IV

                      AFFIRMATIVE COVENANTS OF THE BORROWER
                      -------------------------------------

     The Borrower agrees to comply with the following covenants from the date hereof until the. Lender has been fully repaid with interest, unless the Lender or its Assigns shall otherwise consent in writing:

     4.01 Payment of the Loan. The Borrower agrees to pay punctually the principal and interest on the Note according to its terms and conditions and to pay punctually any other amounts that may become due and payable to the Lender under or pursuant to the terms of this Agreement or the Note.

     4.02 Payment of Other Indebtedness. The Borrower agrees to pay punctually the principal and interest due on any other indebtedness now or hereafter at any time owing by the Borrower to the Lender or any other lender.

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     4.03  Payment of CDC Fees.  In addition to the fee paid to the  Underwriter and the closing fee to be paid to the CDC's attorney, all as provided in the Debenture Guaranty Agreement, and in consideration of the Lender's expenses associated with processing and servicing this Loan, the Borrower agrees to pay to the Lender a processing fee of 1 1/2% of the net Debenture proceeds, payable at the time of Loan funding, and an annual service fee (payable monthly) equal to .472 of 1 % of the unpaid Loan balance, such balance to be determined at 5-year anniversary intervals at the beginning of such intervals.

     4.04 Maintain and Insure Property. The Borrower agrees at all times to maintain the property provided as security for this Loan in such condition and repair that the Lender's security will be adequately protected. The Borrower also agrees to maintain during the term of the Loan adequate hazard insurance policies covering fire and extended coverage.-and such other hazards as may be deemed appropriate in amounts and form sufficient to prevent the Borrower from becoming a co-insurer and issued by companies satisfactory to the Lender with acceptable loss payee clauses in favor of the Lender. The Borrower further agrees, if at any time during the life of the Loan the Borrower 's property is declared to be within a flood hazard area, to purchase Federal Flood Insurance if available. Such insurance shall be in an amount equal to the lesser of: I) the amount of the loan; ii) the insurable value of the property; or iii) the maximum limit of coverage available. If the property is not located in a flood hazard area at the time of the Loan closing, the Borrower will provide satisfactory evidence thereof. The Borrower further agrees to maintain adequate liability and workman's compensation insurance in amounts and form satisfactory to the Lender.

     4.05 Pay All Taxes. The Borrower agrees to duly pay and discharge all taxes, assessments and governmental charges upon it or against its properties prior to the date on which the penalties attach thereto, except that the Borrower shall not be required to pay any such tax, assessment or governmental charge which is being contested by it in good faith and by appropriate proceedings. Unless waived in writing by the Lender, the Borrower shall pay each month to the Lender, concurrently with and in addition to the monthly payments required under the Note, 1/12 of the reasonably estimated annual general and special taxes and any other assessments or taxes levied on the real property covered by the Deed of Trust. Such estimate may be adjusted by the Lender from time to time based on past billings and assessments. 'The tax funds shall be retained by the Lender as additional security for the Loan and for the payment of such items when charged or billed without further inquiry. The Borrower shall provide the Lender with a proper statement of taxes before the due date. In case the fund is not sufficient to pay the taxes at the end of each year for which they are assessed, the Borrower shall promptly pay the deficiency to the Lender. The Lender shall not be required to pay the Borrower any interest or earnings on such funds.

     4.06 Provide Additional Equity. The Borrower agrees to provide additional equity funds to cover additional project costs included as a result of overruns or unanticipated expenses or changes in work orders in the project as specified in the Debenture Guaranty Agreement.

     4.07 Maintain Existence. If the Borrower a corporation, the Borrower agrees to maintain its corporate existence, rights, privileges, and franchises within the State of Colorado and qualify and

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remain  qualified as a foreign  corporation  in each  jurisdiction  in which its present or future operations or its ownership of property require such qualification.

     4.08 Provide Financial Information. The Borrower agrees to maintain adequate records and books of account, in which complete entries will be made reflecting all of its business and financial transactions, such entries to be made in accordance with generally accepted principles of good accounting practice consistently applied in the case of financial transactions. In addition, the Borrower agrees to furnish to the Lender quarterly financial statements certified by the Borrower to be true and accurate copies and delivered within sixty (60) days following the close of the quarter year, and the Borrower agrees to furnish to the Lender annual financial statements, prepared by an independent accountant and certified by the Borrower to be true and accurate copies within ninety (90) days of the close of the fiscal year.

     4.09 Provide SBA Information. The Borrower further agrees to provide information, and execute and deliver any and all additional documents and instruments as may be reasonably requested by the Lender, its Assigns or Counsel, or the CSA including but not limited to:

     i)   Executing the SBA Form 159 "Compensation Agreement"

     ii)  Displaying the SBA Form 722 "Equal Opportunity Poster."

     iii) Executing the SBA Form 600 Series "Civil Rights Compliance Forms."

     iv) Providing information as required of the Lender by the SBA for its annual reporting requirements.

     4.10 Provide Notice of Hearings. The Borrower further agrees to provide written notice to the Lender of any public hearing or meeting before any administrative or other public agency which may, in any manner, affect the chattel, personal property or real estate securing the Loan.

     4.11 Right to Inspection. The Borrower agrees to grant the Lender, until the Note has been fully repaid with interest, the right at all reasonable hours to inspect the chattel, personal property and real estate used to secure the Loan; and the Borrower further agrees to provide the Lender free access to the Borrower's premises for the purpose of such inspection to determine the condition of the chattel, personal property and real estate.

     4.12 Null and Void Covenants. The Borrower agrees, that in the event that any provision of this Loan Agreement or any other instrument executed at closing or the application thereof to any person or circumstances shall be declared null and void, invalid, or held for any reason to be unenforceable by a Court of competent jurisdiction, the remainder of such agreement shall nevertheless remain in full force and effect, and to this end, the provisions of all covenants, conditions, and agreements described herein are deemed separate.

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     4.13  Expenses  and Closing  Costs.  The  Borrower  agrees to pay all fees, expenses and charges in respect to the Loan, or its making or transfer to the Lender in any way connected therewith including, but not limited to, the fees and out-of-pocket expenses of local counsel employed by the Lender, title
insurance  and  survey  costs,   recording  and  filing  fees,  mortgage  taxes,
documentary stamp, and any other taxes, fees and expenses payable in connection with this transaction and with the enforcement of this Loan Agreement and the Note.

     4.14 Notice of Default. The Borrower agrees to give written notice to the Lender of any event, within 15 days of the event, which constitutes an Event of Default under this Loan Agreement as described in Article VI herein or that would, with notice or lapse of time or both, constitute an Event of Default under this Loan Agreement.

     4.15 Indemnification. The Borrower agrees to indemnify and save the Lender or its Assigns harmless against any and all liability with respect to, or resulting from, any delay in discharging any obligation of the Borrower.

     4.16 Expenses of Collection or Enforcement. The Borrower agrees, if at any time the Borrower defaults on any provision of this Loan Agreement, the Borrower shall pay the Lender or its Assigns, in addition to any other amounts that may be due from the Borrower, an amount equal to the costs and expenses of collection, enforcement or collection or waiver of the default included by the Lender or its Assigns in such collection, enforcement, collection or waiver of default.

                                   ARTICLE V.

                       NEGATIVE COVENANTS OF THE BORROWER
                       ----------------------------------

     The Borrower covenants and agrees that, from the date hereof until payment in full of the Note, unless the Lender or its Assigns shall otherwise consent in writing, it will not enter into any agreement or other commitment, the performance of which would constitute a breach of any of the covenants contained in this Loan Agreement including, but not limited to the following covenants:

     5.01 Encumber the Acquisition Assets. The Borrower will neither create nor suffer to exist any mortgage, pledge, lien, charge, or encumbrance, including liens arising from judgments on the Acquisition Assets except as provided for by the Debenture Guaranty Agreement.

     5.02 Sell the Acquisition Assets. The Borrower will not sell, convey, or suffer to be conveyed, lease, assign, transfer or otherwise dispose of the
Acquisition Assets unless approved in writing by the Small Business Administration (the SBA).

     5.03 Change Ownership. Borrower will not, without prior written consent of Lender and SBA, change the ownership structure or interests in the business during the term of the Note, provided that, commencing six months after the Closing, Borrower or Operating Company may have

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one or  more  changes  in  ownership  without  approval  of SBA so  long  as the cumulative change over the term of the Note is less than five percent (5%).

     5.04 Change of Business. The Borrower will not, without the written permission of the SBA, change the nature of the Borrower's business as carried on at the date hereof.

     5.05 Change the Project. The Borrower will neither permit nor suffer to exist without prior written SBA consent any material change in the project's plans and/or specifications submitted to the SBA in order to induce the SBA to guaranty the Debenture to be issued by the Lender as per the Debenture Guaranty Agreement. Material change will include any significant variance in the accepted plans and specifications, increases in contract prices, and/or additional financial obligations with respect to the construction and Acquisition Assets.

     5.06 Borrower Ownership of Lender. During the term of the Loan, neither the Borrower nor its affiliates nor its principals nor its close associates will acquire, either directly or indirectly, an ownership position or interest in the Lender in excess of 10% of the votes or shares of the Lender.

                                   ARTICLE VI

                                EVENTS OF DEFAULT
                                -----------------

     The entire unpaid principal of the Note, and the interest then accrued thereon, shall become and be immediately due and payable upon the written demand of the Lender or its Assigns, without any other notice or demand of any kind or any presentment or protest, if anyone of the following events (an "Event of Default") shall occur and be continuing at the time of such demand, whether voluntarily or involuntarily, or without limitation, occurring or brought about by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rules or regulation of any administrative or governmental body, provided, however, that such sum shall not be then payable if Borrower's payments have been waived, or the time for making the Borrower's payments has been extended by the SBA:

     6.01 Non-Payment of Loan. If the Borrower shall fail to make payment when due of any installment of principal on the Note, or interest accrued thereon and if the default shall remain unremedied for fifteen (15) days.

     6.02 Non-Payment of Other Indebtedness. If default shall be made in the payment when due of any installment of principal or of interest on any of the Borrower's other indebtedness and if such default shall remain unremedied for fifteen (15) days.

     6.03 Incorrect Representation or Warranty. Any representation or warranty contained in, or made in connection with the execution and delivery of, this Loan Agreement, or in any certificate furnished pursuant hereto, shall prove to have been incorrect when made in any material respect.

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     6.04 Default in Covenants. The Borrower shall default in the performance of any other term, covenant or agreement contained in this Loan Agreement, and such default shall continue unremedied for thirty (30) days after either: i) it becomes known to the Borrower; or ii) written notice thereof shall have been given to the Borrower by the Lender.

     6.05 Voluntary Insolvency. If the Borrower shall become insolvent or shall cease to pay . its debts as they mature or shall voluntarily file a petition seeking reorganization of, or the appointment of a receiver, trustee, or liquidation for the Borrower, or a substantial portion of the Borrower's assets or to effect a plan or other arrangement with creditors, or shall be adjudicated bankrupt, or shall make a voluntary assignment for the benefit of creditors.

     6.06 Involuntary Insolvency. If any involuntary petition shall be filed against the Borrower under any bankruptcy, insolvency or similar law or seeking the reorganization of or the appointment of any receiver, trustee or liquidator for the Borrower, or of a substantial part of the property of the Borrower, or a writ or warrant of attachment or similar process shall be issued against a substantial part of the property of the Borrower, and such petition shall not be dismissed, or such writ or warrant of attachment or similar process shall not be released or bonded, within thirty (30) days after filing or levy.

     6.07 Judgments. If any final judgment for the payment of money that is not fully covered by liability insurance and is in excess of $10,000.00 shall be rendered against the Borrower, and within thirty (30) days, shall not be discharged, or an appeal therefrom taken and execution thereon effectively stayed pending such appeal, and, if such judgment be affirmed on such appeal, the same shall not be discharged within thirty (30) days.

                                   ARTICLE VII

                                  MISCELLANEOUS
                                  -------------

     7.01 Waiver of Notice. No failure or delay on the part of the Lender in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. No modification or waiver of any provision of this Loan Agreement or of the Note, nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances. .

     7.02 Amendments. The Borrower and the Lender or its Assigns, with the concurrence of the SBA, hereby expressly reserve all rights to amend any provisions of this Agreement, to consent

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to or waive any departure from the provisions of this Loan  Agreement,  to amend or consent to or waive departure from the provisions of the Note, and to release or otherwise deal with any collateral security for payment of the Note; provided, however, that all such amendments be in writing and executed by the Lender or its Assigns, the Borrower and the SBA.

     7.03 Notices. All notices, consents, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given to a party hereto if mailed by certified mail, prepaid, to the Lender at the address set forth at the beginning of this Agreement, and to the Borrower at the address set forth at the beginning of this Agreement, or at such other addresses as any party may have designated in writing to any other party herein.

     7.04 Payments. The Borrower will make payments to the Lender in accordance with the terms and conditions and instructions contained in the Central Servicing Agent Agreement (SBA Form 1506). .

     7.05 Survival of Representations and Warranties: All agreements, representations and warranties made by the Borrower herein or any other document or certificate delivered to the Lender in connection with the transactions contemplated by this Loan Agreement shall survive the delivery of this Agreement and the Note hereunder, and shall continue in full force and effect so long as the Note remains unpaid.

     7.06 Successors and Assigns. This Loan Agreement shall be binding upon the Borrower, its Successors and Assigns, except that the Borrower may not assign or transfer its rights without prior written consent of the SBA. This Agreement shall inure to the benefit of the Lender, its Successors and Assigns, and, except as otherwise expressly provided in particular provisions hereof, all subsequent holders of the Note.

     7.07 Counterparts. This Loan Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.08 Governing: Law. This Loan Agreement, the Note and the Deed of Trust shall be deemed contracts made under the laws of the State of Colorado and for all purposes shall be construed in accordance with the laws of said State.

     7.09 Article and Section Headings. Article and Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have each caused this Loan Agreement to be duly executed as of the day and year first above written.

LENDER: FRONT RANGE REGIONAL ECONOMIC DEVELOPMENT CORPORATION, a Colorado non-profit corporation

                                          By:  /s/ Tod W. Cecil
                                               ---------------------------------
                                               President




ATTEST:

/s/ Mike O'Donnell
----------------------------------
Mike O'Donnell, Executive Director

BORROWER:

                                          DEVELOPMENT CORPORATION,
                                          a Colorado non-profit corporation



                                          AspenBio, Inc., a Colorado corporation

                                          By:  /s/ Roger Hurst
                                               ---------------------------------
                                               Roger Hurst, President




                                     - 11 -